UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2011

MERGE HEALTHCARE INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001–33006	39-1600938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, 24th Floor
Chicago, Illinois  60601-6436
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (312) 565-6868

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) updates information disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 11, 2011 (the “Original Form 8-K”) relating to Merge Healthcare Incorporated’s (the “Company’s”) restructuring plan. The sole purpose of this Amendment is to disclose the Company’s estimated costs of its restructuring plan as permitted under Item 2.05 of Form 8-K.  Except as stated herein, this Form 8-K/A does not reflect events or transactions occurring after such filing date or modify or update those disclosures in the Original Form 8-K that may have been affected by events or transactions occurring subsequent to such filing date.

Item 2.05                 Costs Associated with Exit or Disposal Activities.

As disclosed in the Original Form 8−K, on August 5, 2011 the Company announced a restructuring initiative to reduce its workforce in connection with the consummation of the Company’s acquisition of Ophthalmic Imaging Systems. At the time of filing the Original Form 8−K, the terms of the restructuring initiative were still being finalized and the Company was unable to make the determination of the detailed estimates required by paragraphs (b), (c) and (d) of Item 2.05.

The terms of the restructuring plan have been finalized and the Company expects to incur between $1.2 million and $1.3 million in cash expenditures for severance and related costs in connection with the restructuring initiative.  The restructuring charges are expected to be recognized during the third and fourth quarters of 2011.  The Company anticipates that these actions will result in improved operating efficiencies in the range of $5.1 million and $6.4 million on an annualized basis.

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Disclaimer: Statements relating to the Company’s restructuring initiative, including statements relating to the estimated savings and charges associated with the restructuring, are forward−looking statements as defined in the Private Securities Litigation Reform Act of 1995. The estimates included in this report reflect management’s estimates based upon the information available at the time made. These estimates could differ materially from actual results if the information on which the estimates were based proves to be incorrect or incomplete, as a result of changes in the restructuring program or operating plans for the Company or Ophthalmic Imaging Systems, or as a result of unexpected delays, difficulties, or increased costs in implementing the restructuring program. Except as required by law, the Company undertakes no obligation to republish revised forward−looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

By:       /s/ Ann G. Mayberry-French
Name: Ann G. Mayberry-French
Title:  General Counsel and Corporate Secretary
Date: August 22, 2011